UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2000


                           High Country Ventures, Inc.
             (Exact name of registrant as specified in its Charter)


        Minnesota               33-26692                     41-0825298
        (State of           (Commission File       (IRS Employer Identification
      Incorporation)             Number)                       Number)


              13348 Highland Chase Place, Fort Myers, Florida 33913
                  (Address of principal executive office)  (Zip Code)


Registrant's telephone number (941) 470-9662



Item 5. Other Events

         The Form 10K for the period ending April 30, 2000 filed by the Company contained an error. In Item 12, Security Ownership of Certain Beneficial Owners and Management, Stephen C. Loughlin is listed as the holder of 3,000,000 shares of the common stock of the Company. Mr. Loughlin transferred his shares to others on May 14, 1999, and is not the holder of any common shares of the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.


                                       High Country Ventures, Inc.


                                       By:   /s/ Mark M. Pardo
                                          --------------------------------------
                                          Mark M. Pardo, Chief Executive Officer